UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 29, 2019

UNITED STATES NATURAL GAS FUND, LP

(Exact name of registrant as specified in its charter)

Delaware	001-33096	20-5576760
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1850 Mt. Diablo Boulevard, Suite 640
(510) 522-9600	Walnut Creek, California 94596
Registrant's telephone number,	(Address of principal executive offices) (Zip Code)
including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference are the audited Statements of Financial Condition of United States Commodity Funds LLC (“USCF”), the general partner of the United States Natural Gas Fund, LP (the “Registrant”), as of December 31, 2018 and 2017.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm.

Exhibit 99.1	Audited Statements of Financial Condition of USCF as of December 31, 2018 and 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES NATURAL GAS FUND, LP
	By:	United States Commodity Funds LLC, its general partner

Date: March 29, 2019	By:	/s/ Stuart P. Crumbaugh
	Name:	Stuart P. Crumbaugh
	Title:	Chief Financial Officer